SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 7, 2004

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)

            DELAWARE                      0-26483                94-3236309
(State or other jurisdiction of         (Commission          (I.R.S. Employer
 incorporation or organization)         File Number)      Identification Number)

            1000 MARINA BLVD., SUITE 200, BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

       Registrant's Telephone Number, Including Area Code: (650) 624-1000


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                             SECTION 8--OTHER EVENTS

Item 8.01. Other Events.

      On September 7, 2004, VaxGen, Inc. issued a press release e ntitled, "FDA Clears VaxGen's IND for an Attenuated Smallpox Vaccine Candidate".

      This press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

                  SECTION 9--FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

      (a)   Financial Statements of Businesses Acquired. Not applicable.

      (b)   Pro Forma Financial Information. Not applicable.

      (c)   Exhibits.

Exhibit No.       Description
-----------       -----------

99.1 Press release dated September 7, 2004, entitled, "FDA Clears VaxGen's IND for an Attenuated Smallpox Vaccine Candidate".

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         VaxGen, Inc.
                                                         (Registrant)


Dated: September 7, 2004                        By:     /s/ James M. Cunha
                                                    ----------------------------
                                                    James M. Cunha
                                                    Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1 Press release dated September 7, 2004, entitled, "FDA Clears VaxGen's IND for an Attenuated Smallpox Vaccine Candidate".